UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 23, 2026

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38301	27-2094706
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

480 Fernand-Poitras
Terrebonne, Quebec, Canada, J6Y 1Y4
(Address of principal executive offices, including zip code)

(450) 951-8555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOOP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Loop Industries, Inc. (the “Company”) was held virtually on July 23, 2026. At the 2026 Annual Meeting, the Company’s stockholders elected Laurent Auguste, Spencer Hart, Louise Sams, Laurence Sellyn, Jay Stubina and Jeffrey R. Geygan to serve as members of the Board of Directors of the Company (the “Board”) until the 2027 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. On July 23, 2026, Daniel Solomita was elected to the Board upon the affirmative vote of the sole holder of the Company’s Series A Preferred Stock, resulting in a total of seven directors. In addition, the Company’s stockholders took the following actions at the 2026 Annual Meeting: (i) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2027 was ratified; (ii) a proposal for advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved; and (iii) an amendment to the 2017 Equity Incentive Plan was approved.

The proposals below are described in detail in the Company’s definitive proxy statement dated June 9, 2026, and proxy statement supplement filed on June 22, 2026. The voting results for each proposal were as follows:
Proposal 1: Election of five directors to hold office until the 2027 Annual Meeting of Stockholders or until their respective successors have been elected and qualified:

	For	Withheld	Broker Non-Votes
Laurent Auguste	103,167,090	164,954	6,741,857
Spencer Hart	101,521,677	1,810,367	6,741,857
Louise Sams	102,814,151	517,893	6,741,857
Laurence Sellyn	102,890,912	441,132	6,741,857
Jay Stubina	103,168,134	163,910	6,741,857

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2027:

For	Against	Abstain
107,570,181	2,438,802	64,918

Proposal 3: Vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
102,673,842	619,041	39,161	6,741,857

Proposal 4: Vote to amend the 2017 Equity Incentive Plan to increase the share reserve:

For	Against	Abstain	Broker Non-Votes
101,515,622	1,774,392	42,030	6,741,857

Proposal 5: Election of Jeffrey R. Geygan as a director to hold office until the 2027 Annual Meeting of Stockholders or until his respective successor has been elected and qualified:

	For	Withheld	Broker Non-Votes
Jeffrey R. Geygan	98,613,093	4,718,951	6,741,857

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: August 28, 2026	By:	/s/ Spencer Hart
Spencer Hart
Chief Financial Officer

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